-----------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                 July 22, 2004

                           HFC REVOLVING CORPORATION
            (Exact Name of Registrant as Specified in its Charter)




Delaware                               333-84268-07         36-3955292
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(State or Other Jurisdiction of        (Commission File     (I.R.S. Employer
Incorporation)                         Number)              Identification No.)

2700 Sanders Road
Prospect Heights, Illinois                                  60070
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(Address of Principal                                       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (847) 564-5000

                                   No Change
                   -----------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

Sale and Servicing Agreement, Amended and Restated Trust Agreement and Indenture
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     On July 22, 2004, Household Home Equity Loan Trust 2004-1 (the "Trust")
entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among HFC Revolving Corporation, as depositor, Household Home Equity Loan Trust 2004-1, as trust, Household Finance Corporation, as master servicer, HSBC Bank USA, National Association, as administrator, and U.S. Bank National Association, as indenture trustee, (2) an Amended and Restated Trust Agreement (the "Trust Agreement"), among Household Finance Corporation, HFC Revolving Corporation, as depositor, The Bank of New York, as owner trustee, U.S. Bank National Association, as co-trustee, The Bank of New York
(Delaware), as Delaware trustee, and HSBC Bank USA, National Association, as administrator, and (3) an Indenture (the "Indenture"), between Household Home Equity Loan Trust 2004-1, as issuer, U.S. Bank National Association, as indenture trustee and co-trustee, and HSBC Bank USA, National Association, as administrator, providing for the issuance of the Trust's Closed-End Home
Equity Loan Asset Backed Notes, Series 2004-1 (the "Notes"). The Notes were issued on July 22, 2004. The Sale and Servicing Agreement, Trust Agreement and Indenture are annexed hereto as Exhibits 4.1, 4.2 and 4.3, respectively.



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

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

              4.1     Sale and Servicing Agreement dated as of July 22, 2004.

              4.2     Trust Agreement dated July 22, 2004.

              4.3     Indenture dated July 22, 2004.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HFC REVOLVING CORPORATION



                            By: /s/ Patrick D. Schwartz
                                ----------------------------------------------
                                Name:   Patrick D. Schwartz
                                Title:  Assistant Secretary



Dated: August 6, 2004

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.           Description
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4.1                   Sale and Servicing Agreement dated as of July 22, 2004.
4.2                   Trust Agreement dated July 22, 2004.
4.3                   Indenture dated July 22, 2004.